Exhibit 10.30

CLIFFORD CHANCE LLP

EXECUTION COPY

DEED OF AMENDMENT

dated OCTOBER 11, 2010

between

DB TRUSTEES (HONG KONG) LIMITED

AS SECURITY AGENT

THE PERSONS NAMED HEREIN

AS OBLIGORS

RELATING TO A

SECURITY TRUST DEED

DATED 11 JANUARY 2010

THIS DEED is dated                          and made between:

(1)                            DB TRUSTEES (HONG KONG) LIMITED as security trustee for the Secured Parties (the “Security Agent”); and

(2)                            THE PERSONS listed in Schedule 2 (Obligor party to the Amendment to Security Trust Deed).

RECITALS:

(A)                    A security trust deed (the “Original Security Trust Deed”) dated 11 January 2010 was made between, among others, Tianjin New Highland Science and Technology Development Co., Ltd., Deutsche Bank AG, Hong Kong Branch as Facility Agent and DB Trustees (Hong Kong) Limited as Security Agent, as amended from time to time prior to the date of this Deed.

(B)                      For good and valuable consideration the receipt of which is hereby acknowledged by each Party, the Parties have agreed to amend the Original Security Trust Deed on the terms and conditions set out in this Deed.

(C)                      The Security Agent is entering into this Deed on behalf of the Secured Parties in accordance with Clause 17.1 (Required consents) of the Original Security Trust Deed.

(D)                     SinoTech Energy Limited (“Cayman Co”) has or will become a party to the Security Trust Deed pursuant to Clause 10.2 (Accession of Obligors) of the Original Security Trust Deed.

NOW THIS DEED WITNESSES as follows:

1.                                 DEFINITIONS AND INTERPRETATION

1.1                           Definitions

In this Deed:

“Amended Security Trust Deed” means the Original Security Trust Deed as amended by this Deed.

“Effective Date” means the date on which the Facility Agent confirms to the Lenders and the Borrower that it has received each of the documents listed in Schedule 1 (Conditions Precedent) to the Second Amendment Agreement in form and substance satisfactory to the Facility Agent.

“Relevant Permitted Reorganisation” has the meaning given to it in Schedule 2 (Amended and Restated Agreement) to the Second Amendment Agreement.

“Second Amendment Agreement” means the second amendment agreement dated                                           2010 and made between, amongst others, the Borrower, Deutsche Bank AG, Hong Kong Branch as facility agent and DB Trustees (Hong Kong) Limited as security agent in relation to the Facility Agreement.

1.2                           Incorporation of defined terms

(a)                                      Unless a contrary indication appears, a term defined in the Original Security Trust Deed has the same meaning in this Deed.

(b)                                     The principles of construction set out in the Original Security Trust Deed shall have effect as if set out in this Deed mutatis mutandis.

1.3                           Clauses

In this Deed any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Deed.

1.4                           Designation

In accordance with the Original Security Trust Deed, each of the Borrower and the Facility Agent (acting through the Security Agent) designates this Deed as a Finance Document.

2.                                 AMENDMENT

With effect from the Effective Date, the Original Security Trust Deed shall be amended as set out in Schedule 1 (Amendments to Original Security Trust Deed); provided that such amendment is conditional upon the absence of any event or circumstance which would invalidate any consent granted by the Transaction Warrant Holders in respect of the First Supplemental Instruments and the Second Supplemental Instruments (as defined in the Second Amendment Agreement) or the transactions contemplated thereby.

3.                                 RELEASE OF THE SHARE CHARGE OVER HOLDCO

(a)                                      Subject to the satisfaction of all of the following conditions, the Security Agent shall promptly, at the request (with reasonable notice) and cost of Premium Sino, release the security constituted by the Share Charge over Holdco (without recourse to, or any representation or warranty by, the Security Agent):

(i)                        the occurrence of the Effective Date;

(ii)                     the completion of the transfer of the entire issued share capital in Holdco to Cayman Co as a result of the Relevant Permitted Reorganisation; and

(iii)                  all documents and evidence required, pursuant to the terms of the New Share Charge over Holdco, to be delivered promptly upon completion of the Relevant Permitted Reorganisation have been duly delivered to the Security Agent.

(b)                                     The Security Agent hereby waives any and all Defaults under the Share Charge over Holdco that may arise at any time on or after the date of this Deed (but prior to the release referred to in paragraph (a) above) solely as a result of the Relevant Permitted Reorganisation, provided that such waiver is conditional upon the occurrence of the Effective Date and the absence of any event or circumstance which would invalidate any consent granted by the Transaction Warrant Holders in respect of the First Supplemental Instruments (as defined in the Second Amendment Agreement) or the transactions contemplated thereby.

4.                                 CAYMAN CO ACKNOWLEDGEMENT

Cayman Co confirms that it shall perform all the obligations expressed to be binding upon it under, and comply with and be bound by all the terms of the Amended Security Trust Deed, as if Cayman Co were an original party to the Amended Security Trust Deed.

5.                                 CONTINUITY AND FURTHER ASSURANCE

5.1                           Continuing obligations

The provisions of the Original Security Trust Deed, as amended by this Deed, shall continue in full force and effect.  Each other Transaction Document shall continue in full force and effect.

5.2                           Further assurance

Each Obligor party hereto and Cayman Co shall (and shall procure that each other Obligor shall), at the request of the Security Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

6.                                 FEES, COSTS AND EXPENSES

6.1                           Transaction expenses

The Borrower shall, within five Business Days of demand, pay the Security Agent the amount of all costs and expenses (including without limitation legal fees) properly incurred by the Security Agent in connection with the negotiation, preparation, printing and execution of this Deed and any other documents referred to in this Deed.

6.2                           Enforcement costs

The Borrower shall, within five Business Days of demand, pay the Security Agent the amount of all costs and expenses (including legal fees) incurred by the Security Agent in connection with the enforcement of, or the preservation of any rights under, this Deed.

6.3                           Stamp taxes

The Borrower shall pay and, within five Business Days of demand, indemnify the Security Agent against any cost, loss or liability that the Security Agent incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Deed.

7.                                 MISCELLANEOUS

7.1                           Incorporation of terms

The provisions of Clause 15 (Notices), Clause 16.1 (Partial Invalidity), Clause 16.2 (Remedies and waivers) and Clause 20 (Enforcement) of the Original Security Trust Deed shall apply to this Deed mutatis mutandis and as if references in those clauses to “this Deed” or “this Agreement” were references to this Deed.

7.2                           Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

8.                                 GOVERNING LAW

This Deed is governed by and construed in accordance the laws of Hong Kong.

IN WITNESS WHEREOF this Deed has been duly executed as a deed by each of the Parties and is intended to be and is hereby delivered by each of the Parties as a deed on the date specified above.

SCHEDULE 1

AMENDMENTS TO ORIGINAL SECURITY TRUST DEED

1.                                 In relation to Clause 1 (Definitions and Interpretation) of the Original Security Trust Deed:

(a)                                       Clause 1.1 (Incorporation of defined terms) shall be deleted in its entirety and substituted with the following:

“Unless otherwise defined herein or the context otherwise requires, terms and expressions defined in or construed for the purposes of the Facility Agreement (for such purpose, in the form subsisting as at the date on which the amendments to the Facility Agreement contemplated under the Second Amendment Agreement become effective) shall have the same meaning herein.”;

(b)                                      the definitions of “Ordinary Shares”, “Security Documents” and “Transaction Warrant Instruments” set out in Clause 1.2 (Definitions) shall be deleted in its entirety and substituted with the following:

“‘Ordinary Shares’ means ordinary shares in the share capital of Cayman Co”;

“Security Documents” means:

(a)                                       the Share Charge over Cayman Co;

(b)                                      the Cayman Co Debenture;

(c)                                       the Share Charge over Holdco;

(d)                                      the New Share Charge over Holdco;

(e)                                       the Equity Pledge over Borrower;

(f)                                         the Holdco Debenture (incorporating a share charge over all of the shares in Parentco);

(g)                                      the Parentco Debenture;

(h)                                      the Pledge over Deposit Certificates;

(i)                                          the Account Control Agreement;

(j)                                          the Mortgage over LHD Units;

(k)                                       the Pledge over Receivables;

(l)                                          any supplement entered into or to be entered into pursuant to the Pledge over Deposit Certificates, Mortgage over LHD Units or the Pledge over Receivables;

(m)                                    any Subordination Deed;

(n)                                      this Deed; and

(o)                                      any other document or instrument creating or governing any security for any or all of the Secured Obligations,

(each a “Security Document”); and

“Transaction Warrant Instruments” means the transaction warrant instruments dated 8 January 2010 and entered into by Premium Sino as issuer, Holdco, Parentco and the Founder, as amended by the first supplemental instrument dated                           2010 and second supplemental instrument dated                            2010 (in each case) to instrument constituting tranche A warrants, instrument constituting tranche B warrants, instrument constituting tranche C warrants and instrument constituting tranche D warrants respectively, by Premium Sino, Cayman Co, Holdco, Parentco and the Founder”;

(c)                                       the following definitions shall be added to Clause 1.2 (Definitions):

“Cayman Co” means SinoTech Energy Limited, an exempted company incorporated in the Cayman Islands with company number 241866”;

“Cayman Co Debenture” means the debenture in the agreed form entered into or to be entered into between Cayman Co and the Security Agent pursuant to which, among other things, Cayman Co grants Security over its assets to the Security Agent”;

“New Share Charge over Holdco” means the share mortgage in the agreed form entered into or to be entered into between Cayman Co and the Security Agent pursuant to which, among other things, Cayman Co grants Security to the Security Agent over the shares in Holdco”;

“Second Amendment Agreement” means the second amendment agreement dated                         2010 and made between, amongst others, the Borrower, Deutsche Bank AG, Hong Kong Branch as facility agent and security agent and DB Trustees (Hong Kong) Limited as security agent in relation to the Facility Agreement.”; and

“Share Charge over Cayman Co” means the share charge in the agreed form entered into or to be entered into between Premium Sino and the Security Agent pursuant to which, among other things, Premium Sino grants Security to the Security Agent over shares in Cayman Co”; and

(d)                                      Paragraph (b) of Clause 1.3 (Construction) shall be deleted in its entirety and substituted with the following:

“The rules of construction set out in Clause 1.2 (Construction) of the Facility Agreement (for such purpose, in the form subsisting as at the date on which the amendments to the Facility Agreement contemplated under the Second Amendment Agreement become effective) shall apply to this Agreement mutatis mutandis.”.

2.                                 The proviso set out after paragraph (c) of Clause 4.1 (Payments to Transaction Finance Parties) of the Original Security Trust Deed shall be deleted and substituted with the following:

“provided that issuance or transfer of any shares of Cayman Co to any Transaction Warrant Holder in accordance with the terms of any Transaction Warrant Document shall not be construed as a receipt or recovery of any amount under any Transaction Document for the purpose of this Clause 4.”.

3.                                 Paragraph (c) of Clause 12.1 (Transaction and enforcement expenses) of the Original Security Trust Deed shall be deleted in its entirety and substituted with the following:

“(c)                              The Borrower shall (or, with respect to any Offshore Security Document or any Transaction Security under any Offshore Security Document, Cayman Co (upon its accession hereto), Holdco and Parentco shall jointly and severally), within five Business Days of demand, pay to the Security Agent the amount of all costs and expenses (including legal fees) incurred by the Security Agent in connection with the enforcement of, or the preservation of any rights under, any Finance Document and/or any Transaction Security, and/or any proceedings instituted by or against any Secured Party as a consequence of taking or holding any Transaction Security.

4.                                 Clause 12.2 (Stamp taxes) of the Original Security Trust Deed shall be deleted in its entirety and substituted with the following:

“12.2                       Stamp taxes

The Borrower shall (or, with respect to any Offshore Security Document, Cayman Co (upon its accession hereto), Holdco and Parentco shall jointly and severally) pay and, within five Business Days of demand, indemnify the Security Agent against any cost, loss or liability which the Security Agent incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.”

SCHEDULE 2
OBLIGORS PARTY TO THE AMENDMENT TO SECURITY TRUST DEED

The Borrower

The Holdco

The Parentco

The Cayman Co

Premium Sino

Wise Worldwide

The Founder

EXECUTION

THE SECURITY AGENT

THE COMMON SEAL of

DB TRUSTEES (HONG KONG) LIMITED

was hereunto affixed in the presence of:

/s/ Aric Kay-Russell	/s/Ng Yue Min

(Name of witness)

Name:

Address:

Address:	48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Fax:	+852 2203 7320/7323

Attention:	Managing Director

SIGNATURE PAGE TO THE DEED OF AMENDMENT

THE BORROWER

SIGNED, SEALED AND DELIVERED
as a DEED for and on behalf of
TIANJIN NEW HIGHLAND SCIENCE	L.S
AND TECHNOLOGY DEVELOPMENT CO., LTD.
by

/s/ Liu Qingzeng

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name:  Zheng Yao

Address:   No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

Address:

Telephone:	+86-10-8712-5567

Fax:	+86-10-8712-5500

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE DEED OF AMENDMENT

THE HOLDCO

SIGNED, SEALED AND DELIVERED
as a DEED for and on behalf of
and EXECUTED AS A DEED by	L.S
SUPERPORT LIMITED
by

/s/ Liu Qingzeng

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name:  Zheng Yao

Address:   No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

Address:

Telephone:	+86-22-6635-1185

Fax:	+86-22-6635-1181

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE DEED OF AMENDMENT

THE PARENTCO

THE COMMON SEAL of

INTERNATIONAL PETROLEUM SERVICES

CORPORATION LIMITED

was hereunto affixed in the presence of:

/s/ Nicolas Tang

(Name of witness)

Name:     Tang Nicolas Tze Hao

Address:   Sidley Austin Hong Kong SAR

Address:

Telephone:	+86-10-8712-5567

Fax:	+86-10-8712-5500

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE DEED OF AMENDMENT

THE CAYMAN CO

SIGNED, SEALED AND DELIVERED
as a DEED for and on behalf of
and EXECUTED AS A DEED by	L.S
SINOTECH ENERGY LIMITED
by

/s/ Liu Qingzeng

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name:  Zheng Yao

Address:   No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

Address:	3/F, No. 19 Ronghua South Road
Beijing Economic-Technological Development Area
Beijing 100176, People’s Republic of China

Telephone:	+86 10 8712 5555

Fax:	+86 10 8712 5500

Attention:	Chief Executive Officer

SIGNATURE PAGE TO THE DEED OF AMENDMENT

PREMIUM SINO

SIGNED, SEALED AND DELIVERED
as a DEED for and on behalf of
and EXECUTED AS A DEED by	L.S
PREMIUM SINO FINANCE LIMITED
by

/s/ Liu Qingzeng

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name:  Zheng Yao

Address:   No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

Address:

Telephone:	+86-22-6635-1185

Fax:	+86-22-6635-1181

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE DEED OF AMENDMENT

WISE WORLDWIDE

SIGNED, SEALED AND DELIVERED
as a DEED for and on behalf of
and EXECUTED AS A DEED by	L.S
WISE WORLDWIDE LIMITED
by

/s/ Du Hequn

in the presence of:

/s/ Nicolas Tang

(Name of witness)

Name:     Tang Nicolas Tze Hao

Address:   Sidley Austin Hong Kong SAR

Address:	Suite 901, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong

Telephone:	+852 9745 6182

Email:	duhq@yahoo.com

Attention:	Yale Du

SIGNATURE PAGE TO THE DEED OF AMENDMENT

THE FOUNDER

SIGNED, SEALED AND DELIVERED
as a DEED by
MR. LIU QINGZENG	L.S

/s/ Liu Qingzeng

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name:  Zheng Yao

Address:  No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

SIGNATURE PAGE TO THE DEED OF AMENDMENT